        Filed with the Securities and Exchange Commission on July 25, 1997

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:

    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
    / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Robertson Stephens Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                  Preliminary Copy dated 7/25/97


                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104


                                                                  August  , 1997


DEAR SHAREHOLDER:


    You are cordially invited to attend a Meeting of Shareholders of Robertson Stephens Investment Trust to be held on Tuesday, September 30, 1997, at 8:30 a.m., Pacific Daylight Time, at the offices of the Trust at 555 California Street, 26th Floor, San Francisco, California. At the Meeting, shareholders will be asked to vote on the election of Trustees of the Trust and to ratify the selection of the Trust's auditors. In addition, shareholders will be asked to approve new Investment Advisory Agreements between Robertson Stephens Investment Management and the Funds, in anticipation of the acquisition of the Robertson Stephens group of companies by BankAmerica Corporation.


    Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                            Sincerely yours,
                                            G. Randall Hecht
                                            President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                      ROBERTSON STEPHENS INVESTMENT TRUST

    THE CONTRARIAN FUND-TM-          DEVELOPING COUNTRIES FUND          DIVERSIFIED GROWTH FUND
      EMERGING GROWTH FUND          GLOBAL LOW-PRICED STOCK FUND     GLOBAL NATURAL RESOURCES FUND
       GLOBAL VALUE FUND                GROWTH & INCOME FUND            INFORMATION AGE FUND-TM-
      MICROCAP GROWTH FUND                 PARTNERS FUND                  VALUE + GROWTH FUND

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                            ------------------------


    A Meeting of shareholders of Robertson Stephens Investment Trust (the "Trust") will be held at 555 California Street, 26th Floor, San Francisco, California, on Tuesday, September 30, 1997, at 8:30 a.m., Pacific Daylight Time, for the following purposes:



    1. To elect Messrs. Leonard B. Auerbach, John W. Glynn, Jr., G. Randall Hecht, and James K. Peterson Trustees of the Trust;


    2. To approve or disapprove new Investment Advisory Agreements between the Trust, on behalf of each of the above-named Funds, and Robertson, Stephens & Company Investment Management, L.P. or Robertson Stephens Investment Management, Inc., as the case may be, as described in the attached Proxy Statement;

    3. To ratify the selection of independent auditors by the Board of Trustees; and

    4. To consider and act upon such other matters as may properly come before the Meeting.


    Shareholders of record as of the close of business on August 1, 1997 are entitled to notice of and to vote at the Meeting.


                                            By order of the Trustees
                                            Dana K. Welch
                                            SECRETARY


August   , 1997

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                            ------------------------

                                PROXY STATEMENT

                            ------------------------


    The enclosed proxies are solicited by the Trustees of Robertson Stephens Investment Trust (the "Trust") for use at the Meeting of shareholders of the Trust to be held at 555 California Street, 26th Floor, San Francisco, California, at 8:30 a.m. (Pacific Daylight Time) on Tuesday, September 30, 1997, and at any adjournment thereof. Shareholders of record at the close of business on August 1, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to
shareholders on or about August   , 1997.


    The shares of the Trust are divided into twelve series: The Contrarian Fund-TM-, Developing Countries Fund, Diversified Growth Fund, Emerging Growth Fund, Global Low-Priced Stock Fund, Global Natural Resources Fund, Global Value Fund, Growth & Income Fund, Information Age Fund-TM-, MicroCap Growth Fund, Partners Fund, and Value + Growth Fund. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Growth & Income Fund and shares of the Information Age Fund, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.


    THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR AND A COPY OF ITS SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-FUND OR BY WRITING TO THE TRUST AT 555 CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94104.



    OWNERSHIP OF SHARES.  As of the Record Date, the number of outstanding
shares of each Fund was as follows: The Contrarian Fund-TM---      ; Developing
Countries Fund--      ; Diversified Growth

Fund--      ; Emerging Growth Fund--      ; Global Low-Priced Stock
Fund--      ; Global Natural Resources Fund--      ; Global Value Fund--      ;
Growth & Income Fund--      ; Information Age Fund-TM---      ; MicroCap Growth
Fund --      ; Partners Fund--      ; and Value + Growth Fund--      . To the
Funds' knowledge, no person owned beneficially more than 5% of the outstanding shares of any of the Funds on the Record Date.


                            I. ELECTION OF TRUSTEES

    The Trustees of the Trust have fixed the number of Trustees at four and are proposing that shareholders elect MESSRS. LEONARD B. AUERBACH, JOHN W. GLYNN, JR., G. RANDALL HECHT, and JAMES K. PETERSON to serve as Trustees of the Trust. Each of the nominees currently serves as a Trustee of the Trust. Information as to each of the nominees is provided below. Mr. Daniel R. Cooney, who served as a Trustee of the Trust since its organization, resigned from the position in July 1997. Mr. John P. Rohal has announced his intention to resign his position as Trustee upon the election of Trustees at the Meeting.


    Mr. Hecht is an "interested person" of the Trust, of Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") and Robertson, Stephens Investment Management, Inc. ("RSIM, Inc."), the Trust's investment advisers, and of Robertson, Stephens & Company LLC ("RS&Co."), the Trust's principal underwriter, by virtue of his positions with each of those firms and their affiliates. Mr. Rohal is also an interested person of the Trust, RSIM, L.P., RSIM, Inc., and RS&Co. by virtue of his positions with those firms or their affiliates.


                             TRUSTEES AND OFFICERS

    The following table presents information about each of the nominees for election as Trustee of the Trust, and about each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of RSIM, L.P., RSIM, Inc., or their affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

TRUSTEES.


* G. RANDALL HECHT, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND TRUSTEE


c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104


    Mr. Hecht, 46, has served as Chief Operating Officer of Robertson, Stephens & Company LLC (and its predecessors) since January 1993, as Chief Financial Officer from June 1984 to January 1993, and as the head of the firm's Investment Management Group since 1988. He is a Managing Director and member of Robertson, Stephens & Company Group, L.L.C. and a member

------------------------



* "Interested person" of the Trust, RSIM, L.P., and RSIM, Inc., as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

    of the firm's Advisory and Executive Committees. Mr. Hecht is a Director of RSIM, Inc., and of Robertson, Stephens & Company, Inc., the sole general partner of RSIM, L.P., one of the Trust's investment advisers. He has been a Trustee of the Trust since June 1987.


LEONARD B. AUERBACH, TRUSTEE

c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104


    Mr. Auerbach, 50, is the President and Chairman of the Board of Auerbach Associates, Inc., a management consulting firm which he founded in 1979. Mr. Auerbach is also President of LBA&C, Inc., which served until July 1997 as General Partner of Tuttle & Company, which provides mortgage pipeline interest rate hedging services and related software to a variety of institutional clients. He also served until July of 1997 as President of Tuttle & Auerbach Securities, Inc., an introducing broker trading futures on behalf of institutional hedging clients and individuals. He is also a Director of Roelof Mining, Inc. He was a professor of Business Administration at St. Mary's College, Moraga, California until June 1992. He is the co-founder, and served as the Chairman until March 1986, of Intraview Systems Corporation, a privately-held company whose assets were acquired by Worlds of Wonder, Inc. Mr. Auerbach is a limited partner in Robertson Stephens Residential Fund, L.P., RS Property Fund I, L.P., and Robertson Stephens Commercial Property Fund, L.P., of which RSRF Company, L.L.C., RSRE II, L.L.C., and Robertson, Stephens & Company Inc., respectively, are the general partners. Mr. Auerbach has been a Trustee of the Trust since June 1987.


JOHN W. GLYNN, JR., TRUSTEE

c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104


    Mr. Glynn, 56, is the Principal and Chairman of the Board of Glynn Capital Management, an investment management firm which he founded in 1983. Mr. Glynn is a Director of Neurex Corporation, and of Sterling Payot Company, a private investment banking firm that advises executives and companies on financial and strategic matters. He is also a lecturer at the Darden School of Business at the University of Virginia and at the Stanford Business School. He has been a Trustee of the Trust since July 1, 1997.


JAMES K. PETERSON, TRUSTEE

c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104


    Mr. Peterson, 56, is a Managing Director of Siguler Guff Advisers, L.L.C., an investment advisory firm; he served as Director of the IBM Retirement Funds from April 1988 until October 1996. Mr. Peterson is a limited partner of Robertson Stephens Residential Fund, L.P., a limited partnership of which RSRF Company, L.L.C., an affiliate of RSIM, L.P. and RSIM, Inc., is the general partner. He has been a Trustee of the Trust since June 1987.


OFFICERS.

TERRY R. OTTON, CHIEF FINANCIAL OFFICER

c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104

    Mr. Otton, 42, has served as Treasurer, Chief Financial Officer, and Principal Accounting Officer of Robertson, Stephens & Company LLC (and its predecessors) since January 1993, and has been a

    Managing Director since January 1992. Prior to becoming Chief Financial Officer of Robertson, Stephens & Company LLC, he served as Controller from January 1988 to December 1992. Mr. Otton is a Certified Public Accountant. He has served as Chief Financial Officer of the Trust since 1995.

DANA K. WELCH, SECRETARY

c/o Robertson, Stephens & Company LLC, 555 California Street, San Francisco, CA 94104

    Ms. Welch, 46, is a Managing Director of Robertson, Stephens & Company LLC and has served as General Counsel of Robertson, Stephens & Company LLC (and its predecessors) since June 1995. Prior to joining Robertson, Stephens & Company LLC, Ms. Welch was Special Counsel at O'Melveny & Myers, a law firm. She has served as Secretary of the Trust since August 1996.


    CERTAIN INFORMATION REGARDING TRUSTEES AND OFFICERS. The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and
(ii) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust.



    In the fiscal year of the Trust ended December 31, 1996, the Trustees of the Trust met five times. Each of the nominees in office at the time attended all of
the meetings, as did Mr. Cooney. Mr. Rohal attended   % of the meetings. Each
Trustee who is not an officer or employee of RSIM, L.P. or RSIM, Inc. or their affiliates receives an annual fee of $5,000 per Fund from the Trust. The Trust does not pay any compensation to its officers or to Trustees who are affiliated with RSIM, L.P. or RSIM, Inc.


    All of the disinterested Trustees of the Trust serve from time to time collectively as an audit committee and a nominating committee of the Trust. The audit committee met once during the last fiscal year; the nominating committee did not meet during the last fiscal year.

    The following table sets forth the compensation received by the Trustees during fiscal year 1996:

                               COMPENSATION TABLE
                      for the year ended December 31, 1996


       NAME OF PERSON,          AGGREGATE COMPENSATION
           POSITION                   FROM TRUST
------------------------------  -----------------------

     Leonard B. Auerbach,               $50,000
           Trustee

      Daniel R. Cooney,                 $50,000
           Trustee

      G. Randall Hecht,                   $0
           Trustee

      James K. Peterson,                $50,000
           Trustee

        John P. Rohal,                    $0
           Trustee


    The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


    It is possible that, under current interpretations of federal banking regulations, Mr. Hecht, Mr. Otton, or Ms. Welch, or all of them, will be ineligible to serve as officers of the Trust. In that event, the Board of Trustees would, in their discretion in accordance with the Agreement and Declaration of Trust and By-laws of the Trust, elect successors to each of those persons who would be eligible to serve.



    None of the Trustees or officers of the Trust own beneficially any shares of any Fund except for [to be provided]. None of these holdings represent more than 1% of the outstanding shares of any Fund.


    The address of RSIM, L.P. and RSIM, Inc. and of RS&Co., the Funds' principal underwriter, is 555 California Street, San Francisco, California, 94014.

    Sterling Payot Company, of which Mr. Glynn is a director, is registered as a broker-dealer with the Securities and Exchange Commission. Sterling Payot does not execute portfolio transactions for any of the Funds nor does it engage in principal transactions with or act as distributor for any of the Funds. Mr. Glynn has advised the Trust that Sterling Payot will not execute portfolio transactions for, engage in principal transactions with, or act as distributor for, any of the Funds during any period when he is a Trustee of the Trust. The Board of Trustees has determined that none of the Funds nor their shareholders will be adversely affected as a result of Sterling Payot's not executing such transactions for the Funds or engaging in such principal transactions or acting as distributor for the Funds. Accordingly, Mr. Glynn will not be considered an interested person of the Trust due to his relationship with Sterling Payot.



    REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote as a single class for the Trustees. Shareholders have no cumulative voting rights.


    THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

       II. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS


    On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur in the fourth quarter of this year), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc. (In this Proxy Statement this series of transactions is referred to as the "Merger".)


    Your Trustees are recommending that shareholders of each Fund approve a new Investment Advisory Agreement between the Fund and RSIM, L.P. (or, in the case of the Emerging Growth Fund, between the Fund and RSIM, Inc.). The new Agreements will replace the existing Investment Advisory Agreements between the Funds and RSIM, L.P. and RSIM, Inc. Your approval of the new Agreements is being sought because the Merger may be seen to result in an "assignment" (as defined by the 1940 Act) of the existing Agreements, resulting in their automatic termination.


    THE AGREEMENT AND PLAN OF MERGER (THE "MERGER AGREEMENT"). Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. will be merged into a wholly owned subsidiary of BankAmerica, and will cease to exist as a separate entity. (The surviving entity in the Merger is referred to in this Proxy Statement as "New RS&Co.")


    BankAmerica will pay a total amount of consideration of up to $540 million. Of that amount, $245 million will be paid to the members of Robertson, Stephens & Company Group, L.L.C. ("RS Group") and the stockholders of Robertson, Stephens & Company, Inc. ("RS Inc.") upon consummation of the Merger; $225 million will be paid to them in additional installments during each of the next three years if they remain employed by New RS&Co. The remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson Stephens employees, who will receive payments out of the pool in installments during the four-year period following the Merger if they remain employed by New RS&Co.

    RSIM, L.P. and RSIM, Inc. have informed the Trust that the consideration for the Merger is being paid in installments principally in order to provide an incentive to Robertson Stephens employees, including key investment professionals at RSIM, L.P. and RSIM, Inc., to continue their association with New RS&Co. Any person whose employment with New RS&Co. is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by New RS&Co. without cause or unless that person leaves for "good reason", as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination. (Because of their positions with RS Group and its affiliates, Mr. Hecht and Mr. Rohal will benefit as a result of the consummation of the Merger, a condition to which is the proposed shareholder approval of new Investment Advisory Agreements with RSIM, L.P. and RSIM, Inc.)



    The Merger Agreement does not contemplate any changes in the management or operations of RSIM, L.P. or RSIM, Inc., including any changes in the personnel managing the Funds or other services or business activities relating to the Funds. Neither RSIM, L.P. nor RSIM, Inc. anticipate that the Merger will cause any reduction in the quality of services now provided to any of the Funds, or have any adverse effect on RSIM, L.P.'s or RSIM, Inc.'s ability to fulfill its obligations to the Funds.



    BANKAMERICA. BankAmerica Corporation is a bank holding company that was incorporated on October 7, 1968 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments, and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public- and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica Corporation, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.



    Bank of America National Trust and Savings Association is the largest subsidiary of BankAmerica Corporation. The Bank, which was organized in 1904, provides commercial banking and trust business through an extensive system of branches across the western United States. The Bank's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices, and representative offices in 37 countries and territories. The Bank and its affiliates act as investment advisers to assets of over $50 billion, including over $14 billion in mutual funds.


    THE EXISTING INVESTMENT ADVISORY AGREEMENTS. RSIM, L.P. and RSIM, Inc. currently provide investment advisory services to the Funds pursuant to Investment Advisory Agreements currently in effect between the Funds and them (the "Existing Agreements"). Under the Existing Agreements, RSIM, L.P. and RSIM, Inc. determine the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios, and the manner of implementing such changes. RSIM, L.P. and RSIM, Inc. also (a) provide the Funds with investment advice, research, and related services for the investment of their assets, subject to such directions as they may receive from the Board of Trustees; (b) pay all of the Trust's executive officers' salaries and expenses (if any); (c) pay all expenses incurred in performing their investment advisory duties under the Agreements; and (d) furnish the Funds with office space and certain administrative services (except in the case of the Diversified Growth Fund, the Global Low-Priced Stock Fund, the Global Natural Resources Fund, the Global Value Fund, the Growth & Income Fund, the Information Age Fund-TM-, and the MicroCap Growth Fund, where such administrative services are furnished pursuant to an Administrative Services Agreement with those Funds, described below).



    The Funds pay RSIM, L.P. (or, in the case of the Emerging Growth Fund, RSIM, Inc.) fees as compensation for the services provided under the Existing Agreements. The amount of these management fees is calculated daily and payable monthly at the annual rates set out in Table 1 below, based on the average daily net assets of each Fund. The fees paid by each Fund to RSIM, L.P. or RSIM, Inc. under the Existing Agreements during fiscal 1996 is also set forth in Table 1 below. The Board of Trustees of the Trust, including all of the Trustees who were not "interested persons" of the Trust, RSIM, L.P., or RSIM, Inc., approved the continuance of each of the Existing Agreements at a meeting on July 1, 1997.


    Each of the Investment Advisory Agreements was approved by the initial shareholder of the Fund in question at the time of the Fund's organization. The year in which each Fund was organized is set out in Table 1 below.

    ADMINISTRATIVE FEES. The Diversified Growth Fund, Global Low-Priced Stock Fund, Global Natural Resources Fund, Global Value Fund, Growth & Income Fund, Information Age Fund-TM-, and MicroCap Growth Fund have entered into an Administrative Services Agreement with RSIM, L.P., pursuant to which RSIM, L.P. continuously provides business management services to the Funds and generally manages all of the business and affairs of the Funds, subject to the general oversight of the Trustees. The Funds pay RSIM, L.P. a fee, calculated daily and payable monthly, at the annual rate of 0.25% of their respective average daily net assets. The fees paid by each Fund to RSIM, L.P. under the Administrative Services Agreement during fiscal 1996 is set forth in Table 1 below.

    There will be no change in the services to be provided by RSIM, L.P. under the Administrative Services Agreement, or in the rate at which the Funds compensate RSIM, L.P. under the Administrative Services Agreement, as a result of the Merger.

                                    TABLE 1


                                                                                           AMOUNT OF
                                                                          AMOUNT OF     ADMINISTRATIVE      APPROXIMATE
          FUND AND YEAR              MANAGEMENT      ADMINISTRATIVE    MANAGEMENT FEE     FEE PAID IN       ASSETS AS OF
            ORGANIZED                    FEE               FEE         PAID IN 1996(1)       1996             6/30/97
---------------------------------  ---------------  -----------------  ---------------  ---------------  ------------------
Contrarian Fund-TM- (1993).......          1.50%           --           $  13,472,471         --          $    952,025,616
Developing Countries Fund                  1.25%           --           $     543,832         --          $     71,515,126
  (1994).........................                                       $    (373,858)
Diversified Growth Fund (1996)...          1.00%             0.25%      $     135,953     $    33,988     $     46,994,198
                                                                        $     (22,771)
Emerging Growth Fund (1987)......          1.00%           --           $   1,805,586         --          $    222,198,131
Global Low-Priced Stock Fund               1.00%             0.25%      $     195,547     $    48,887     $     25,531,297
  (1995).........................                                       $    (234,614)
Global Natural Resources Fund              1.00%             0.25%      $     487,594     $   121,899     $    150,146,906
  (1995).........................                                       $    (107,877)
Global Value Fund (1997).........          1.00%             0.25%           --               --          $     16,368,385
Growth & Income Fund (1995)......          1.00%             0.25%      $   2,462,636     $   615,659     $    275,108,384
                                                                        $    (140,905)
Information Age Fund-TM-                   1.00%             0.25%      $     720,640     $   180,160     $    101,046,839
  (1995).........................
MicroCap Growth Fund (1996)......          1.25%             0.25%      $      25,237     $     5,047     $     17,123,621
                                                                        $     (67,948)
Partners Fund (1995).............          1.25%           --           $     514,459         --          $    213,968,349
                                                                        $     (91,703)
Value + Growth (1992)............          1.00%           --           $   8,168,685         --          $    711,417,699


------------------------

(1) Before giving effect to any reimbursement or waiver by RSIM, L.P. or RSIM, Inc. Amounts shown in parentheses reflect management fees waived or reimbursed by RSIM, L.P. or RSIM, Inc., plus the amount of any other expenses of a Fund for which RSIM, L.P. or RSIM, Inc. reimbursed the Fund or which either of them bore on behalf of the Fund.



    THE NEW INVESTMENT ADVISORY AGREEMENTS. Each of the Existing Agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change of control of RSIM, L.P. and RSIM, Inc. for purposes of the 1940 Act. As a result, the Trustees are recommending that shareholders of each Fund approve new Investment Advisory Agreements (each, a "New Agreement") to be effective immediately upon consummation of the Merger. Each New Agreement is substantially identical to the Existing Agreement it replaces, other than its effective and termination dates. Each provides that, subject to the supervision of the Trustees of the Trust, RSIM, L.P. or RSIM, Inc., as the case may be, will manage a Fund's assets in accordance with its investment objective and policies, make investment decisions for the Fund, and place all orders for the purchase and sale of the Fund's investments with broker-dealers.


    Each of the New Agreements provides that it will continue in effect for an initial term of two years from its effective date (which is expected to be the date on which the Merger is consummated) and thereafter only so long as such Agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of RSIM, L.P., RSIM, Inc., or the Trust and by (ii) the majority vote of either the Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund in question.

    The New Agreements provide, as do the Existing Agreements, that RSIM, L.P. or RSIM, Inc., as the case may be, shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust, the Fund in question, or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any asset by the Fund.



    Any of the New Agreements may be terminated at any time, without penalty,
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the affected Fund, on 60 days written notice, or (ii) by RSIM, L.P. or RSIM, Inc., as the case may be, upon 60 days written notice. Each Agreement terminates automatically in the event of its assignment.


    It is intended that each of the proposed New Agreements will take effect on the later of the consummation of the Merger and the receipt of shareholder approval, and will continue in effect until the second anniversary thereof and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


    A copy of the form of each of the New Agreements, marked to show changes from the corresponding Existing Agreement, is attached to this proxy statement as Exhibit A.



    TRUSTEE ACTION. The Trustees of the Trust approved each of the New Agreements at a meeting held on July 22, 1997.



    In evaluating the New Agreements, the Trustees considered the fact that the Existing Agreements and the New Agreements are substantially identical to each other, including the terms relating to the services to be provided and the fees to be paid by the Funds thereunder. The Trustees considered the performance of RSIM, L.P. and RSIM, Inc. to date in providing services to the Funds, and the skills and capabilities of the personnel of RSIM, L.P. and RSIM, Inc.



    The Trustees also considered the fact that all of the members of senior management of RSIM, L.P. and RSIM, Inc. had entered into three-year employment agreements with New RS&Co., and that each would forfeit a part of the consideration paid in connection with the Merger if he or she were to terminate his or her position with the company before the expiration of the employment period. They considered written statements by BankAmerica as to its intentions to maintain the same high quality of service the Funds have enjoyed to date; to cause each of the Funds to be managed in accordance with the Robertson Stephens investment approach and philosophy (except as management in consultation with the Board of Trustees may otherwise determine to be in the best interest of shareholders of the Fund); to retain the top investment management talent presently engaged in the management of the Funds, as evidenced by their employment arrangements with New RS&Co.; and generally to provide appropriate support to the servicing of the Funds. The Trustees also considered generally the financial resources of BankAmerica, and the reputation, expertise, and resources of BankAmerica and its affiliates, including those engaged in investment management businesses, in domestic and international financial markets.


    GENERAL. Investment decisions for the Funds and for the other investment advisory clients of RSIM, L.P. and RSIM, Inc. and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of RSIM, L.P. or RSIM, Inc., as the case may be, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RSIM, L.P. and RSIM, Inc. employ professional staffs of portfolio managers who draw upon a variety of resources for research information for the Funds.


    Each Fund will pay all expenses related to its operation which are not borne by RSIM, L.P. or RSIM, Inc., including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Fund's 12b-1 Plans and its Shareholder Service Plans, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of RSIM, L.P. or RSIM, Inc., SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.


    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, RSIM, L.P. and RSIM, Inc. receive brokerage and research services and other similar services from many broker-dealers with which they place a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by RSIM, L.P. and RSIM, Inc.'s managers and analysts. Where the services referred to above are not used exclusively by RSIM, L.P. and RSIM, Inc. for research purposes, RSIM, L.P. and RSIM, Inc., based upon their own allocations of expected use, bear that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to RSIM, L.P. and RSIM, Inc. and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because RSIM, L.P. or RSIM, Inc. or their affiliates receive these services even though RSIM, L.P. and RSIM, Inc. might otherwise be required to purchase some of these services for cash.


    RSIM, L.P. and RSIM, Inc. place all orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. RSIM, L.P. and RSIM, Inc. seek the best overall terms available for the Funds, except to the extent RSIM, L.P. and RSIM, Inc. may be permitted to pay higher brokerage commissions as described below. In doing so, RSIM, L.P. and RSIM, Inc., having in mind a Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. RSIM, L.P. and RSIM, Inc. may enter into transactions with broker-dealers that furnish them, without cost to them, certain brokerage and research services of value to them and their affiliates in advising the Funds and other clients. In doing so, RSIM, L.P. and RSIM, Inc. may cause the Funds to pay greater brokerage commissions than they might otherwise pay.


    As permitted by Section 28(e) of the 1934 Act, and by the Advisory Agreements, RSIM, L.P. and RSIM, Inc. may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to RSIM, L.P. and RSIM, Inc. an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. RSIM, L.P.'s and RSIM, Inc.'s authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Neither RSIM, L.P. nor RSIM, Inc. currently intends to cause the Funds to make such payments.

    RS&Co., an affiliate of RSIM, L.P. and RSIM, Inc., receives brokerage commissions from the Funds in accordance with certain procedures adopted by the Trustees. The aggregate amount of commissions paid to RS&Co. by each of the Funds for the last fiscal year, and the percentage that such amount represents of the aggregate brokerage commissions paid by such Fund for that year, is as follows: The Contrarian Fund-TM---$27,230 (1.3%); Developing Countries Fund--$150 (0%); Diversified Growth Fund-- $16,648 (13.3 %); Emerging Growth Fund--$23,895 (5%); Global Low-Priced Stock Fund--$2,087 (1.6%); Global Natural Resources Fund--$2,302 (0.6%); Growth & Income Fund-- $179,275 (14%);
Information Age Fund-TM---$31,080 (13%); MicroCap Growth Fund--$0 (0%); Partners Fund--$680 (.5%); and Value + Growth Fund--$371,005 (12%).


    SUB-ADVISORY RELATIONSHIPS. RSIM, L.P. acts as sub-adviser for seven investment companies that are not affiliated with the Trust. In general, the rate at which fees might be paid by an investment company to a sub-adviser will vary depending on, among other things, the investment objectives and policies of the fund in question, the level of compensation paid by the fund to the investment advisor, the nature and extent of the investment adviser's involvement in the investment advisory process, and the nature of the sub-adviser's responsibilities under its subadvisory agreement. The names of the seven funds for which RSIM, L.P. acts as sub-adviser, the approximate size of the fund as of June 30, 1997, and the annual rate at which the subadvisory fee is paid (a percentage based on the average daily net asset values of each of the funds) is set forth in Table 2 below. RSIM, L.P. has not waived, reduced, or otherwise agreed to reduce its compensation under any of these subadvisory agreements, except [to be supplied].

                                    TABLE 2

FUND                                                             APPROXIMATE ASSETS        MANAGEMENT FEE
---------------------------------------------------------------  ------------------  --------------------------
Growth & Income Portfolio of the Equi-Select Series Trust......   $     76,839,972   .55% first $200,000,000
                                                                                     .45% over $200,000,000
Value and Growth Portfolio of the Equi-Select Series Trust.....   $     38,851,136   .55% first $50,000,000
                                                                                     .45% over $50,000,000
The New England Star Small Cap Fund............................   $     17,626,616   .55% first $50,000,000
                                                                                     .50% over $50,000,000
The Ohio National Growth & Income Fund.........................   $      5,932,845   .60% first $100,000,000
                                                                                     .55% next $100,000,000
                                                                                     .50% over $200,000,000
The Penn Series Emerging Market Growth Fund....................   $      8,533,941   .70% first $25,000,000
                                                                                     .65% next $25,000,000
                                                                                     .60% over $50,000,000
The Robertson Stephens Value and Growth Portfolio (American                          .60% first $200,000,000
  Skandia).....................................................   $    139,800,790   .50% over $200,000,000
The London Pacific Trust Diversified Growth Fund...............   $      1,546,681   .70%


    DISTRIBUTION PLANS. RS&Co. currently serves as the principal underwriter of the Funds' shares. Each of the Funds has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (each, a "Plan") in respect of its Class A and Class C Shares. Under the Plans adopted in respect of the Funds' Class A Shares (the "Class A Plans"), each Fund may pay RS&Co., from the assets attributable to the Fund's Class A Shares, distribution fees, for services RS&Co. renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of 0.75% of the Fund's average daily net assets, in the case of The Contrarian Fund-TM-, 0.50% of the Fund's average daily net assets, in the case of the Developing Countries Fund, and 0.25% of the Fund's average daily net assets, in the case of each of the other Funds. (The Trustees have currently limited payments under the Distribution Plan for the Developing Countries Fund to a rate of 0.25% of the Fund's average daily net assets.) These expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and payments to dealers, financial institutions, advisers, or other firms. They also include RS&Co.'s overhead expenses attributable to the distribution of each Fund's shares, which may include, for example, expenses for office space, communications and salaries of RS&Co. personnel, and any other of RS&Co.'s expenses attributable to the distribution of the Funds' shares.



    Under the Plans adopted in respect of the Funds' Class C Shares (the "Class C Plans"), each Fund may pay RS&Co. fees for services provided and expenses incurred by it as the principal underwriter of the Class C shares. The Plans by their terms also relate to payments under the Funds' Shareholder Servicing Plans, to the extent such payments may be seen as primarily intended to result in the sale of the Funds' Class C Shares. The Class C Plans, which are "compensation" plans, provide for payments by each Fund to the Distributor from the assets attributable to the Funds' Class C Shares at an annual rate of up to 1.00%.



    Each of the Funds has adopted a Shareholder Servicing Plan in respect of its Class C shares, pursuant to which it pays fees to RS&Co. at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class C shares. The Plans contemplate that financial institutions will enter into shareholder service agreements with RS&Co. to provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a financial institution may receive payments from RS&Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C Shares of each Fund for which the financial institution is the financial institution of record.



    The Funds paid the following amounts to RS&Co. under their Class A Plans during the last fiscal year: The Contrarian Fund-TM---$6,736,236; Developing Countries Fund--$108,766; Diversified Growth Fund--$33,988 (for the period August 1, 1996 through December 31, 1996); Emerging Growth Fund-- $451,396; Global Low-Priced Stock Fund--$0 (reflecting a waiver of fees in the amount of $48,887); Global Natural Resources Fund-- $121,899; Growth & Income Fund--$615,659; Information Age Fund-TM---$180,160; MicroCap Growth Fund--$5,047 (for the period August 15, 1996 through December 31, 1996) ; Partners Fund--$102,892; and Value + Growth Fund--$2,042,076.



    It is unlikely that RS&Co. will continue to serve as the principal underwriter of the Funds' shares following the Merger, although it will likely provide marketing support to the Funds, including contact with financial intermediaries to recommend the Funds and primary responsibility for the development of marketing plans and the preparation of advertising and sales literature for the Funds. As a result, RS&Co. will likely continue to receive, either directly from the Funds or from the Funds' principal underwriter, amounts paid by the Funds under their Distribution Plans and Shareholder Servicing Plans.



    OWNERSHIP OF RSIM, L.P. AND RSIM, INC. The general partner of RSIM, L.P. is Robertson Stephens & Co., Inc. ("RS Inc.") The sole limited partner of RSIM, L.P. is RS Regulated I, L.L.C. ("RSRI"). RS Group owns 99% of RSRI, while RS Inc. owns 1%. RSIM, Inc. is a wholly owned subsidiary of RSRI. Sanford R. Robertson and Paul H. Stephens may be deemed to control RSIM, L.P. and RSIM, Inc. due to their percentage ownership interests in RS Group and RS Inc. (Mr. Robertson owns approximately 15% and 15% of the outstanding voting securities of RS Group and RS Inc., respectively; Mr. Stephens owns approximately 12% and 12% of such securities, respectively.) Mr. G. Randall Hecht is the sole director and officer of RSIM, Inc. and the president and principal executive officer of RSIM, L.P. Each of Terry R. Otton, Treasurer of the Trust, and Dana K. Welch, Secretary of the Trust, is a member and Managing Director of RS Group.



    SECTION 15(F). The Trust has been informed by RSIM, L.P., RSIM, Inc., and BankAmerica, and their affiliates that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the trustees of the investment company must not be interested persons of the adviser or the predecessor adviser. (If the nominees for election as Trustees at the Meeting are elected, 75% of the members of the Board of Trustees will not be interested persons of RSIM, L.P., RSIM, Inc., or BankAmerica.) Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for BONA FIDE investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than BONA FIDE ordinary compensation as principal underwriter for such investment company). The Trust has been advised that none of RSIM, L.P., RSIM, Inc., and BankAmerica, and their affiliates, after due inquiry, is aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Transaction. RSIM, L.P. and RSIM, Inc. have undertaken to pay all costs and expenses of the Meeting.

    REQUIRED VOTE. Shareholders of each Fund will vote separately to approve or disapprove the New Agreement with respect to that Fund. As provided in the 1940 Act, approval of the New Agreement as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of a Fund do not approve the New Agreement, the Trustees will take such further action with respect to that Fund as they may deem to be in the interests of the shareholders of that Fund.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE TO APPROVE THE NEW AGREEMENT.

                     III. SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including the Trustees who are not interested persons of the Fund, have selected Price Waterhouse LLP as independent auditors for the Trust for the fiscal year ending December 31, 1997. Price Waterhouse LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. A representative of Price Waterhouse LLP will be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

    The Board of Trustees' policy regarding engaging independent accountants' services is that management may engage the Fund's independent auditors to perform any services normally provided by independent accounting firms, provided that any such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.


    REQUIRED VOTE. The affirmative vote of a plurality of the votes cast at the meeting, if a quorum is present, is required to ratify the Trustees' selection of independent auditors. Shares of all Funds will vote together as a single class on this item.


    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THIS PROPOSAL.

                               IV. MISCELLANEOUS


    OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form(s) of proxy.



    SOLICITATION OF PROXIES. The costs of solicitations of proxies will be borne by RSIM, L.P. and RSIM, Inc. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefore in addition to their
regular salaries). In addition, the firm of       has been retained by RSIM,
L.P. and RSIM, Inc. to assist in the solicitation of proxies at a cost to RSIM,
L.P. and RSIM, Inc. which is not expected to exceed $      .



    The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.



    QUORUM. Forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at the Meeting.



    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any of the proposals in respect of which such adjournment is proposed. They will vote against any such adjournment those proxies which they have been instructed to vote against such proposals, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by RSIM, L.P. and RSIM, Inc. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.


    TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees and election of auditors, but will have the effect of negative votes on the proposals to approve the New Agreements.



    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                     EXHIBIT A-1

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as THE ROBERTSON STEPHENS CONTRARIAN FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser").


                              W I T N E S S E T H

    WHEREAS, the Trust is an open-end diversified, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

     1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund-with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) furnish such office space and personnel as are needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including without limitation Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of


                                      A1-1

Additional Information or as the Trustees may direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, except pursuant to procedures adopted by the Trustees in accordance with Section 17(e) and Rule l7e-I under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.

     2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

     3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.


     4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.


     5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its' investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

     6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization operations, and business not specifically assumed or agreed to be paid by the Adviser provided in this Agreement. In particular, but

                                      A1-2
without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of the Fund's assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including without limitation all charges of depositories, custodians, and other agents, if any ;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund.

        (C) BOOKS AND RECORDS. All costs and expenses associated with maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER COMMUNICATIONS. All expenses of preparing, printing and distributing reports and other communications to shareholders;

        (E) SHAREHOLDER-MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including without limitation the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (F) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        (G) PRICING. All expenses of computing the Fund's net asset value per share, including without limitation the cost of any equipment or services used for obtaining price quotations;

        (H) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (I) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (J) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (K) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "l933 Act"), including without limitation all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (L) STATE REGISTRATION FEES. All fees and expenses (including, without limitation the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and

                                      A1-3
    maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including without limitation registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (M) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including without limitation the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (N) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (0) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (P) TAXES. All taxes or governmental fees payable by or with respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including without limitation stamp or other transfer taxes;

        (Q) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (R) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (S) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (T) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including without limitation the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) With respect to other series of shares of the Trust, the Fund shall only be responsible for expenses directly attributable to it and its operations and such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

     7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or the Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

     8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.50% per annum of the average daily net assets of the Fund.

                                      A1-4

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten 10 days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution fees paid pursuant to the Distribution Plan pursuant to Rule 12b-1, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund or waive its compensation hereunder for the amount of such excess.

    (d) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder.


     9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.


     10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF
TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

     11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust, the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                      A1-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

     12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years from the date hereof, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

     13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

     14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A1-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS INVESTMENT TRUST

ATTEST:                                       By----------------------------------------
                                                President

-------------------------------------------
Secretary

                                              ROBERTSON STEPHENS & COMPANY INVESTMENT
                                              MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company, Inc.,
                                                  General Partner

ATTEST:                                       By:----------------------------------------
                                                President

-------------------------------------------
Secretary

                                      A1-7

                                                                     EXHIBIT A-2

                      ROBERTSON STEPHENS INVESTMENT TRUST

                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as THE ROBERTSON STEPHENS DEVELOPING COUNTRIES FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser").


                              W I T N E S S E T H

    WHEREAS, the Trust is an open-end diversified, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder (i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) furnish such office space and personnel as are needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including, without limitation, Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of


                                      A2-1

Additional Information, or as the Trustees may otherwise direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, or with an affiliated person of such a person, except pursuant to procedures adopted by the Trustees in accordance with
Section 17(e) and Rule 17e-1 under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.

    (c) In all matters relating to the performance of this Agreement, the Adviser will act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement, the Fund's current Prospectus and Statement of Additional Information and all procedures adopted by the Trust's Board of Trustees from time to time, and will conform to and comply with all applicable requirements of the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and all other applicable Federal or state laws and regulations.

    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it, and such other information as the Adviser may reasonably request.

                                      A2-2

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of the Fund's assets shall pay:

        i. CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including, without limitation, all charges of depositories, custodians, and other agents, if any:

        ii. SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        iii. BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        iv. SHAREHOLDER COMMUNICATIONS. All expenses of preparing, printing, and distributing reports and other communications to shareholders;

        v. SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including, without limitation, the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        vi. PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        vii. PRICING. All expenses of computing the Fund's net asset value per share, including, without limitation, the cost of any equipment or services used for obtaining price quotations;

        viii. COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        ix. LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        x. TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        xi. FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act

                                      A2-3
    of 1933, as amended (the "1933 Act"), including, without limitation, all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        xii. STATE REGISTRATION FEES. All fees and expenses (including, without limitation, the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including, without limitation, registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        xiii. ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including, without limitation, the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        xiv. BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        xv. BROKERAGE COMMISSIONS. All brokerage commissions and other charges and expenses incident to the purchase, sale, or lending of the Fund's portfolio securities;

        xvi. TAXES. all taxes or governmental fees payable by or with respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including, without limitation, stamp or other transfer taxes;

        xvii. TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        xviii. INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        xix. STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        xx. NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including, without limitation, the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) With respect to other series of shares of the Trust, the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may be resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or the Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and

                                      A2-4
expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.25% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution fees paid pursuant to the Distribution Plan pursuant to Rule 12b-1, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund or waive its compensation hereunder for the amount of such excess.

    (d) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust, the Fund or to any shareholder of the Fund for any

                                      A2-5
act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or of officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years from the date hereof, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (a) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' prior written notice to the Adviser, and by the Adviser upon sixty (60) days' prior written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A2-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                ROBERTSON STEPHENS INVESTMENT
                                TRUST

                                By:
                                     ---------------------------------------
                                     President

                                ROBERTSON STEPHENS & COMPANY
                                INVESTMENT MANAGEMENT, L.P.

                                By:  Robertson, Stephens & Company,
                                     Incorporated, General Partner

                                By:
                                     ---------------------------------------
                                     President

                                      A2-7

                                                                     EXHIBIT A-3

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS DIVERSIFIED GROWTH FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is

                                      A3-1
registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

                                      A3-2

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

                                      A3-3

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

                                      A3-4

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                      A3-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A3-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                                            ROBERTSON STEPHENS INVESTMENT TRUST

                                            ------------------------
                                            President

                                            ROBERTSON STEPHENS & COMPANY
                                            INVESTMENT MANAGEMENT, L.P.

                                            By: Robertson Stephens & Company, Inc.
                                            General Partner

                                            ------------------------
                                            President


                                      A3-7

                                                                     EXHIBIT A-4

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its initial, series of shares also known as Robertson Stephens Emerging Growth Fund (the "Fund"), and ROBERTSON STEPHENS INVESTMENT MANAGEMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the Adviser").


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end diversified, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser seeks to be and has filed such documents as are necessary to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) furnish such office space and personnel as are needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.

    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including

                                      A4-1

Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Private Placement Memorandum, Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, except pursuant to procedures adopted by the Trustees in accordance with Rule 17e-l under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser And not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

                                      A4-2

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges, of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER COMMUNICATIONS. All expenses of preparing, printing, and distributing reports and other communications to shareholders;

        (E) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (F) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Private Placement Memorandum, Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        (G) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (H) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (I) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (J) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (K) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus and Statement of

                                      A4-3

    Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (L) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (M) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (N) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (O) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (P) TAXES. All taxes or governmental fees payable by or with respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (Q) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (R) DISTRIBUTION FEES. Fees and expenses incurred with respect to the distribution of the Fund's shares pursuant to the Distribution Plan pursuant to Rule 12b-1 between the Trust with respect to the Fund and Robertson, Colman & Stephens;

        (S) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (T) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (U) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser,

                                      A4-4
the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Eunas-assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum, of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of the Adviser's registration as an investment adviser under the Advisers Act. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, distribution fees paid pursuant to the Distribution Plan pursuant to Rule 12b-1, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of' the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund for the amount of such excess.

    (d) The Adviser may waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or

                                      A4-5
omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on-file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the. Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of. any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect until June 16 1989, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons' shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A4-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS
                                              INVESTMENT TRUST

ATTEST:                                       -------------------------------------------
                                              President

-------------------------------------------
Secretary

                                              ROBERTSON STEPHENS
                                              INVESTMENT MANAGEMENT, INC.

ATTEST:                                       -------------------------------------------
                                              President

                                      A4-7

                                                                     EXHIBIT A-5

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS GLOBAL LOW-PRICED STOCK FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of

                                      A5-1
employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

                                      A5-2

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

                                      A5-3

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

                                      A5-4

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                      A5-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A5-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                                              ROBERTSON STEPHENS INVESTMENT
                                              TRUST

ATTEST:
                                              President

 Secretary

                                              ROBERTSON STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company
                                                 Inc., General Partner

ATTEST:
                                              President

 Secretary


                                      A5-7

                                                                     EXHIBIT A-6

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS GLOBAL NATURAL RESOURCES FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii)furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of

                                      A6-1
employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

                                      A6-2

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

                                      A6-3

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be

                                      A6-4
reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to

                                      A6-5
year thereafter so long as such continuation is approved at least annually by
(i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A6-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                                            ROBERTSON STEPHENS INVESTMENT
                                            TRUST

                                            ------------------------
ATTEST:                                     President

------------------------
Secretary

                                            ROBERTSON STEPHENS & COMPANY INVESTMENT
                                            MANAGEMENT, L.P.

                                            By: Robertson Stephens & Company, Inc.,
                                            General Partner

                                            ------------------------
ATTEST:                                     President

------------------------
Secretary


                                      A6-7

                                                                     EXHIBIT A-7

                      ROBERTSON STEPHENS INVESTMENT TRUST

                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS GLOBAL VALUE FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of

                                      A7-1
employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

                                      A7-2

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

                                      A7-3

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

                                      A7-4

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                      A7-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A7-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                               ROBERTSON STEPHENS INVESTMENT TRUST
ATTEST:

--------------------------     ---------------------------------------------
Secretary                      President

                               ROBERTSON STEPHENS & COMPANY
                               INVESTMENT MANAGEMENT, L.P.

                               By: Robertson Stephens & Company, Inc.
                               General Partner
ATTEST:

--------------------------     ---------------------------------------------
Secretary                      President


                                      A7-7

                                                                     EXHIBIT A-8

                      ROBERTSON STEPHENS INVESTMENT TRUST

                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS GROWTH & INCOME FUND(the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., a limited partnership formed and existing under the laws of the State of Delaware (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser seeks to be and has filed such documents as are necessary to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice and investment management, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional


                                      A8-1

Information or as the Trustees may direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, except pursuant to procedures adopted by the Trustees in accordance with Rule 17e-1 under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.

    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular,

                                      A8-2
but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its

                                      A8-3
    business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses, incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective

                                      A8-4
date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund or waive its compensation hereunder for the amount of such excess.

    (d) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. The compensation payable to the Adviser under this Agreement will be reduced to the extent required under the most stringent expense limitation applicable to the Fund imposed by any state in which shares of the Fund are qualified for sale. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

    (e) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10.  RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF
TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the

                                      A8-5

Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director of officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A8-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                                              ROBERTSON STEPHENS
                                              INVESTMENT TRUST

                                              ---------------------------------
ATTEST:                                       President
---------------------------------
Secretary

                                              ROBERTSON STEPHENS
                                              & COMPANY INVESTMENT
                                              MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company,
                                              Inc., General Partner

                                              ---------------------------------
ATTEST:                                       President
---------------------------------
Secretary


                                      A8-7

                                                                     EXHIBIT A-9

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS INFORMATION AGE FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii)(ii)furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is

                                      A9-1
registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

                                      A9-2

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

                                      A9-3

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.00% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

                                      A9-4

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10.  RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF
TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                      A9-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                      A9-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.


                                              ROBERTSON STEPHENS INVESTMENT
                                              TRUST

ATTEST:                                       ---------------------------------
                                              President
---------------------------------
Secretary

                                              ROBERTSON STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company,
                                              Inc., General Partner

ATTEST:                                       ---------------------------------
                                              President
---------------------------------
Secretary


                                      A9-7

                                                                    EXHIBIT A-10
                      ROBERTSON STEPHENS INVESTMENT TRUST

                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS MICROCAP GROWTH FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects in respect of the investment management of the Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of

                                     A10-1
employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

                                     A10-2

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

                                     A10-3

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.25% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

                                     A10-4

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof, or by the Adviser's assumption of expenses of the Fund. Any fee withheld pursuant to this paragraph from the Adviser (including by way of the assumption of expenses by the Adviser) shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law to the extent the expenses of the Fund for the next succeeding fiscal year or second succeeding fiscal year do not exceed any such expense limitation in effect at the time, or any more restrictive limitation to which the Adviser has agreed.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares

                                     A10-5
individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                     A10-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS INVESTMENT TRUST

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                              ROBERTSON STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company,
                                                 Inc., General Partner

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                     A10-7

                                                                    EXHIBIT A-11

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS PARTNERS FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., a limited partnership formed and existing under the laws of the State of Delaware (the "Adviser")


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser seeks to be and has filed such documents as are necessary to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder, (i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) furnish such office space and personnel as are needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees.


    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional


                                     A11-1

Information or as the Trustees may direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, except pursuant to procedures adopted by the Trustees in accordance with Rule 17e-1 under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.

    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

                                     A11-2

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (F) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        (G) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (H) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (I) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (J) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (K) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing and filing of any registration statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (L) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sales under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its

                                     A11-3
    business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (M) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses, incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (N) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (O) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (P) TAXES. All taxes or governmental fees payable by or with respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (Q) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (R) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (S) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (T) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.25% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the

                                     A11-4
number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund or waive its compensation hereunder for the amount of such excess.

    (d) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. The compensation payable to the Adviser under this Agreement will be reduced to the extent required under the most stringent expense limitation applicable to the Fund imposed by any state in which shares of the Fund are qualified for sale. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

    (e) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST.Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

                                     A11-5

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director of officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                     A11-6

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS INVESTMENT
                                              TRUST

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                              ROBERTSON STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company,
                                                 Inc., General Partner

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                     A11-7

                                                                    EXHIBIT A-12

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT


    This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made as of the   day of
      , 1997, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), with respect to its series of shares known as ROBERTSON STEPHENS VALUE + GROWTH FUND (the "Fund"), and ROBERTSON STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P., a limited partnership formed and existing under the laws of the State of Delaware (the "Adviser").


                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end diversified, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Adviser seeks to be and has filed such documents as are necessary to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

    1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Fund, consistent with the investment objectives and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall, as part of its duties hereunder,

    (i) furnish the Trust with investment advice, research and recommendations with respect to the investment of the Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) furnish such office space and personnel as are needed by the Fund, and (iv) in general superintend and manage the investments of the Fund, subject to the ultimate super-vision and direction of the Trust's Board of Trustees.

    (b) The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including

                                     A12-1

Robertson, Stephens & Company LLC) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and the Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time. The Adviser shall not execute portfolio transactions for the account of the Fund with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Adviser or the Trust, except pursuant to procedures adopted by the Trustees in accordance with Rule 17e-1 under the Act. The Adviser shall render regular reports to the Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished.


    2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement to one or more qualified companies, each of which is registered under the Advisers Act, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund.

    3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or Fund in any way, or in any way be deemed an agent for the Trust or Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

    4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research and recommendations to the Fund, in the preparation of reports and information, and in the management of the Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire and request.

    5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of the Fund and information as to its investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

    6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Fund and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's trustees, who are "interested persons" of the Trust (as defined in the Act).

                                     A12-2

    (b) The Trust shall bear all expenses of the Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of the Fund and out of its assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER COMMUNICATIONS. All expenses of preparing, printing, and distributing reports and other communications to shareholders;

        (E) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (F) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Private Placement Memorandum, Prospectus and Statement of Additional Information relating to the offering of Fund's shares and of mailing them to shareholders;

        (G) PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

        (H) COMMUNICATION EQUIPMENT. All charges for equipment or services for communication between the Adviser or the Trust and the custodian, transfer agent or any other agent selected by the Trust;

        (I) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (J) TRUSTEES' FEES AND EXPENSES. All compensation of trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (K) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, an amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus and Statement of

                                     A12-3

    Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (L) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (M) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (N) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (0) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (P) TAXES. All taxes or governmental fees payable by or with respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (Q) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (R) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (S) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (T) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

    (c) In the event that the Trust offers other series of its shares in the future, then the Fund shall only be responsible for expenses directly attributable to it and its operations and for such other costs and expenses of the Trust as the Board of Trustees may by resolution or otherwise direct.

    7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or Fund, as set forth herein, the Trust on behalf of the Fund and out of the Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund only to the extent of its actual costs for such services.

                                     A12-4

    8. FEES. (a) The Trust on behalf of the Fund and out of the Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Trust and Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate of 1.25% per annum of the average daily net assets of the Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of the Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) To the extent that the gross operating costs and expenses of the Fund (excluding any interest, taxes, brokerage commissions, and, with the prior written approval of any state securities commission requiring same, any extraordinary expenses, such as litigation), exceed the most stringent expense limitation requirement of the states in which shares of the Fund are qualified for sale, the Adviser shall reimburse the Fund or waive its compensation hereunder for the amount of such excess.

    (d) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder. The compensation payable to the Adviser under this Agreement will be reduced to the extent required under the most stringent expense limitation applicable to the Fund imposed by any state in which shares of the Fund are qualified for sale. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Trust to the Adviser in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

    (e) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Trust. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

    9. SHORT POSITIONS IN FUND'S SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less

                                     A12-5
than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

    10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF TRUST. Nothing herein contained shall be deemed to require the Trust to take any action, contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Fund.

    11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

    (c) A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any trustee, officer, employee or agent of the Trust.

    12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

    13. TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of its outstanding voting securities, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

    14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities." of the Trust or Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

                                     A12-6

    15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

    16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

                                     A12-7

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS INVESTMENT
                                              TRUST

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                              ROBERTSON STEPHENS &
                                              COMPANY INVESTMENT
                                              MANAGEMENT, L.P.

                                              By: Robertson Stephens & Company,
                                                 Inc., General Partner

                                              -------------------------------------------
ATTEST:                                       President

-------------------------------------------
Secretary

                                     A12-8

                                 [Name of Fund]
                         ROBERTSON STEPHENS INVESTMENT TRUST
                           PROXY SOLICITED BY THE TRUSTEES
                PROXY FOR MEETING OF SHAREHOLDERS--SEPTEMBER 30, 1997



    The undersigned hereby appoints G. Randall Hecht, Terry R. Otton, and Dana K. Welch, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on September 30, 1997 at 8:30 a.m., Pacific Daylight Time, and at any adjournments thereof, all of the shares of the [Name of Fund] which the undersigned would be entitled to vote if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each proposal.

1.    Proposal to Elect Trustees:

The nominees for Trustees are:
Leonard B. Auerbach, John W. Glynn, Jr., G. Randy Hecht and James K. Peterson.   FOR electing all     WITHHOLD             For All
                                                                                 of the nominees      authority to vote    Except:
                                                                                                      for all nominees

                                                                                       / /                  / /              / /

To withhold authority to vote for one or more of the nominees, mark "For All
Except" and write those nominees' names on the line below.


________________________________________________________________________________

2.    Proposal to approve or disapprove new Investment Advisory Agreement for
the Fund.                                                                               FOR               AGAINST           ABSTAIN

                                                                                        / /                 / /               / /

3.    Proposal to ratify the selection of Price Waterhouse LLP as the
independent auditor of the Fund.                                                        FOR               AGAINST           ABSTAIN

                                                                                       / /                 / /               / /

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



_________________________________           ___________________
Shareholder Signature                       Date



_________________________________           ___________________
Co-owner Signature                          Date